                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]
File by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                        American Claims Evaluation, Inc.
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

               --------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         ------------------------------------

     2)  Aggregate number of securities to which transaction applies:

         ------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         ------------------------------------

     5)  Total fee paid:

         ------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         ------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         ------------------------------------

     3)  Filing Party:

         ------------------------------------

     4)  Date Filed:

         ------------------------------------

                        AMERICAN CLAIMS EVALUATION, INC.
                                One Jericho Plaza
                             Jericho, New York 11753

                    Notice of Annual Meeting of Shareholders

                         To be Held on October 24, 2000

                                ----------------

To the Shareholders of American Claims Evaluation, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of American Claims Evaluation, Inc., a New York corporation (the "Company"), will be held at 10:00 a.m. (New York time) on Tuesday, October 24, 2000 at the offices of Hartman & Craven LLP, 460 Park Avenue, Suite 1100, New York, New York 10022, to consider and act upon the following matters:

         (1)  To elect three Directors to the Board of Directors;

         (2) To consider and vote upon approval of the 2000 Stock Incentive Plan; and

         (3) To transact such other business as may properly come before this meeting or any adjournment thereof.

Only shareholders of record at the close of business on August 31, 2000 will be entitled to notice of, and to vote at, the meeting or at any adjournment thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                                            By Order of the Board of Directors,



                                            Gary J. Knauer
                                            Secretary

Jericho, New York
Dated:  September 11, 2000

                        AMERICAN CLAIMS EVALUATION, INC.
                                One Jericho Plaza
                             Jericho, New York 11753

                                ----------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                October 24, 2000

                                ----------------

General

This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors of American Claims Evaluation, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held at 10:00 a.m. (New York time) on Tuesday, October 24, 2000 at the offices of Hartman & Craven LLP, 460 Park Avenue, Suite 1100, New York, New York 10022 and at any adjournments thereof, with respect to the matters referred to in the accompanying notice. This Proxy Statement is first being mailed to shareholders on or about September 11, 2000.

The Company's common shares, par value $.01 per share ("Shares"), are the only outstanding class of voting securities. Holders of record at the close of business on August 31, 2000 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. At the close of business on August 31, 2000, there were issued and outstanding 4,273,500 Shares, each entitled to cast one vote per Share. The holders of a majority of the issued and outstanding Shares entitled to vote shall constitute a quorum at the meeting for the transaction of business. The election of directors, as described in the accompanying notice, requires the vote of a plurality of votes cast at the Annual Meeting; and the approval of the 2000 Stock Incentive Plan, as described in the accompanying notice, requires the vote of a majority of all outstanding shares entitled to vote. For purposes of determining whether proposals have received a majority vote, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy ("broker non-votes"), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will be counted in the determination of a quorum and (i) will have no effect on the vote for the election of Directors and
(ii) will have the effect of a vote against approval with respect to the 2000 Stock Incentive Plan. Because of the percentage of beneficial ownership of Shares held by directors and management, (i) election of the directors nominated and referred to in the accompanying notice and (ii) approval of the 2000 Stock Incentive Plan is assured.

Revocability of Proxies

The attendance of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. However, a shareholder may revoke a proxy at any time prior to its exercise by (1) delivering to the Secretary of the Company a written notice of revocation prior to the Annual Meeting, (2) delivering to the Secretary of the Company before the Annual Meeting a duly executed proxy bearing a later date, or (3) attending the Annual Meeting, filing a written notice of revocation with the secretary of the meeting, and voting in person.

Solicitation of Proxies

In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies for the Annual Meeting from the shareholders of the Company personally or by telephone or telegram without additional remuneration therefor, but at the Company's cost for all out-of-pocket expenses. The Company will also provide persons, firms, banks and corporations holding Shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners.

           SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the current beneficial ownership of the Company's Shares as of August 31, 2000 by (i) each person known by the Company to beneficially own 5% or more of such Shares, (ii) each director, nominee for director of the Company, and each named executive officer of the Company, and (iii) all directors and executive officers of the Company as a group. The percentages have been calculated by taking into account all Shares owned on the record date as well as all such Shares with respect to which such person has the right to acquire beneficial ownership at such date or within 60 days thereafter. Except as otherwise indicated, all persons listed below have sole voting and sole investment power with respect to all Shares shown as beneficially owned by them.

                                              Amount and Nature
Name and Address                               of Beneficial                       Percent of Voting
of Beneficial Owner                           Ownership (1)(4)                       Securities (1)
-------------------                         --------------------                 --------------------

Gary Gelman (2)                                    2,696,400                               57.7%

Peter Gutmann (2)                                     80,000 (3)                            1.9%

Edward M. Elkin, M.D. (2)                             60,200                                1.4%

D.H. Blair Investment Banking Corp.                  423,824 (5)                            9.9%
     44 Wall Street
     New York, NY

All directors and executive
officers as a group
(four persons)                                    2,910,600                                60.4%

(1) Based on a total of 4,273,500 Shares issued and outstanding as of August 31, 2000. In addition, 548,000 Shares which directors and executive officers described in the table have the right to acquire within 60 days of such date pursuant to the exercise of options granted under the Company's stock option plans are included since these are deemed outstanding for the purpose of computing the percentage of Shares owned by such persons in accordance with the provisions of Rule 13d-3(d)(1)(i) promulgated under the Securities Exchange Act of 1934, as amended.

(2) Address is c/o American Claims Evaluation, Inc., One Jericho Plaza, Jericho, N.Y. 11753.

(3) Includes 4,000 Shares owned by the wife of Mr. Gutmann, as to which beneficial ownership is disclaimed.

(4) Includes the presently exercisable portions of outstanding stock options (aggregating 548,000 Shares) which, in the case of Messrs. Gelman, Gutmann and Elkin are 400,000, 34,000 and 40,000, respectively, and in the case of an executive officer is 74,000 Shares.

(5) These Shares are owned of record by D.H. Blair Investment Banking Corp. ("Blair Investment") (385,824 Shares), by Mr. J. Morton Davis' wife (16,200 Shares) and by Rivkalex Corporation, a private corporation controlled by Mr. Davis' wife (21,800 Shares). Mr. J. Morton Davis, the sole shareholder of Blair Investment, has reported Blair Investment's Shares as being beneficially owned by himself but has disclaimed ownership of the 21,800 Shares and 16,200 Shares described in this table owned by Rivkalex Corporation and by Mr. Davis' wife, respectively.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

Three directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified or until their prior death, resignation or removal. The by-laws provide that the Board of Directors shall consist of no less than three and no more than seven members, with the actual number to be established by resolution of the Board of Directors. The current Board of Directors has by resolution established the number of directors at three.

Unless a proxy specifies that it is not to be voted in favor of a nominee for director, it is intended that Shares represented by the proxy will be voted in favor of the nominees listed below. In the event that any nominee shall be unable to serve, it is intended that the proxies will be voted for the nominees designated by the Board of Directors. The Company believes that all nominees will be able to serve.

The following table sets forth certain information with respect to each nominee for election as a director. There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. Each nominee is currently serving as a director of the Company. For information with respect to security ownership of directors, see "Share Ownership of Certain Beneficial Owners and Management."

         Nominee                   Age        Position(s) with Company

         Gary Gelman               53         Chairman of the Board,
                                              President and Chief
                                              Executive Officer

         Edward M. Elkin, M.D.     61         Director

         Peter Gutmann             71         Director

Nominees for Election as Directors

Gary Gelman, the founder of the Company, has been Chairman of the Board since July 1, 1985, and President, Chief Executive Officer and a director since inception. Mr. Gelman served as Treasurer from inception to October 1991. Since 1973, Mr. Gelman has also been Chief Executive Officer of American Para Professional Systems, Inc., which provides nurses who perform physical examinations of applicants for life and/or health insurance for insurance companies. He received a B.A. from Queens College. Since March 1996, Mr. Gelman has been Chairman of the Board of Directors of Misonix, Inc., a publicly traded company engaged in the design, development and manufacturing of ultrasonic devices including medical instruments.

Edward M. Elkin, M.D. has been a director of the Company since July 1, 1985. For more than the past five years, Dr. Elkin has been performing services relating to utilization review and quality assurance in hospitals for the New York State Department of Health. He is certified by the American Board of Pediatrics and the American Board of Quality Assurance and Utilization Review Physicians. He received his B.A. from Harvard College and his M.D. from New York University School of Medicine.

Peter Gutmann has been a director of the Company since July 1, 1985. For more than the past twenty years, he has been a Professor of Economics and Finance at Baruch College, City University of New York and was Chairman of the Economics and Finance Department from 1971 to 1977. He received a B.A. from Williams College, a B.S. from Massachusetts Institute of Technology, an M.A. from Columbia University and a PhD. from Harvard University.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF ALL THREE NOMINEES FOR ELECTION AS DIRECTORS LISTED ABOVE.

Meetings and Committees of the Board

The Board of Directors held three meetings during the fiscal year commencing April 1, 1999 and ending March 31, 2000 ("Recent Fiscal Year"). All of the nominees were members of the Board of Directors during the Recent Fiscal Year and attended those meetings.

The Audit Committee of the Board of Directors, consisting of Messrs. Gutmann and Elkin, held one meeting during the Recent Fiscal Year, which meeting was attended by both members. The Audit Committee has responsibility to ascertain that the Company's financial statements reflect fairly the financial condition and operating results of the Company and to appraise the soundness, adequacy and application of accounting and operating controls. The Audit Committee recommends independent auditors to the Board, reviews the scope of the audit functions of the independent auditors and reviews audit reports rendered by the independent auditors.

The Company has no Compensation Committee, Nominating Committee or committees performing similar functions.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Federal securities laws, the Company's directors, its executive officers and any person holding more than 10% of the Company's Shares are required to report their ownership of the Company's Shares and any changes in that ownership to the Securities and Exchange Commission ("SEC") on the SEC's Forms 3, 4 and 5. Based on its review of the copies of such forms it has received, the Company believes that all of its officers, directors and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during the Recent Fiscal Year.

                        EXECUTIVE OFFICERS OF THE COMPANY

The executive officers of the Company are as follows:

         Name                  Age          Position(s) with Company
         ----                  ---          ------------------------

         Gary Gelman           53           Chairman of the Board,
                                            President and Chief
                                            Executive Officer

         Gary J. Knauer        41           Chief Financial Officer,
                                            Treasurer and Secretary

For a description of Mr. Gelman's business experience, see "Election of Directors-Nominees for Election as Directors."

Gary J. Knauer joined the Company as its Controller in July 1991 and has served as Chief Financial Officer and Treasurer since October 1991 and as Secretary since March 1993. Before joining the Company, Mr. Knauer was employed from October 1984 to June 1991 by the accounting firm of KPMG LLP. He is a Certified Public Accountant and holds a B.S. from the State University of New

York at Binghamton. Since February 1994, Mr. Knauer has also served as Chief Financial Officer of American Para Professional Systems, Inc.

Each of the Company's executive officers is to serve until the next Annual Meeting of Shareholders or until his earlier resignation or removal.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth all plan and non-plan compensation awarded to, earned or paid to Gary Gelman, the Company's Chief Executive Officer for each of the Company's last three fiscal years. No other executive officer had total annual salary and bonus which exceeded $100,000 during the Company's fiscal year ended March 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                              Long Term
                                                                                              Compensation
                                                                                              Awards
                                              Annual Compensation Awards                      ---------
                                 ----------------------------------------------------         Securities
 Name and                                                           Other Annual               Underlying            All Other
 Principal           Fiscal       Salary            Bonus           Compensation              Options/SARs          Compensation
 Position             Year         ($)               ($)               ($) (1)                    (#)                  ($)(2)
 ----------          ------      ----------       ----------     --------------------       --------------------    ---------------

Gary Gelman          2000        $244,311            -                     -                          -                 $1,636
 Chairman,           1999         244,311            -                     -                          -                    -
 President           1998         278,498            -                     -                       300,000                 -
 and CEO

(1) The aggregate amount of all perquisites and other personal benefits paid to the Chief Executive Officer is not greater than either $50,000 or 10% of the total annual salary and bonus reported.

(2) Consists of matching contributions made by the Company under the 401(k) plan for the fiscal year ended March 31, 2000.


Compensation Plans

The following describes plans adopted by the Company pursuant to which cash or non-cash compensation was paid or distributed during the years ended March 31, 2000, 1999 or 1998, or pursuant to which such compensation may be distributed in the future, to the Chief Executive Officer.

401(k) Plan

The Company sponsors a retirement plan pursuant to Section 401(k) of the Internal Revenue Code (the "Code") for all employees meeting certain service requirements. Participants may contribute a percentage of compensation not to exceed the maximum allowed under the Code. The plan provides for a matching contribution by the Company. Under the terms of the Plan, there is a vesting requirement with respect to Company contributions, but employees will be fully vested in their own salary deferral contributions. Officers are eligible to participate in the plan in the same manner as are all other employees.

Stock Option Plans

In July 1985, the Company's Board of Directors adopted the 1985 Stock Option Plan (the "1985 Plan"). The 1985 Plan has expired, except as to options outstanding (consisting of 27,500 options outstanding at March 31, 2000), and no additional options may be granted. The 1985 Plan provided for the issuance of up to 400,000 Shares to all full-time employees and directors of the Company. Incentive stock options were granted at the fair market value of the Company's Shares at the date of grant. The option terms were determined by the Board of Directors, but no options were granted with a term of more than ten years. The options are not transferable, not exercisable while any previously granted incentive stock options under the 1985 Plan are outstanding, and are exercisable only while the optionee is associated with the Company and for three months thereafter, with certain exceptions.

In March 1991, the Board of Directors adopted the Company's 1991 Stock Option Plan (the "1991 Plan") and in October 1991, the shareholders of the Company ratified, approved and adopted the 1991 Plan. Under the 1991 Plan, a total of 400,000 Shares are reserved for issuance to employees, including directors and officers who may not be salaried employees. The 1991 Plan provides that the number of Shares subject thereto and the outstanding options and their exercise prices, are to be appropriately adjusted for mergers, consolidations, recapitalizations, stock dividends, stock splits or combinations of shares. Shares allocated to options and stock appreciation rights which have terminated for reasons other than the exercise thereof may be reallocated to other options and/or stock appreciation rights.

Both incentive and nonstatutory stock options may be granted under the 1991 Plan, at a price to be determined by the option committee, provided, however, that incentive stock options must be granted at an exercise price not less than the fair market value of the Shares on the date of the grant. Such exercise price may be payable in cash or, with the approval of the committee which administers the 1991 Plan, by a combination of cash or Shares. Shares received upon exercise of options granted under the 1991 Plan will be subject to certain restrictions on sale or transfer. The term of any option may not exceed ten years from the date of grant. Conditions of the exercise of options are fixed by a committee appointed by the Board of Directors, consisting of not less than two nor more than five persons. The current committee consists of Messrs. Gelman, Gutmann and Elkin.

Optionees under the 1991 Plan with incentive options may exercise up to 25 percent of such option granted for each year of service to the Company after the date of grant of the option, but the committee may accelerate the schedule of the time or times when an option may be exercised, provided that the fair market value of the securities subject to an incentive option may not exceed $100,000 at the first time such options become exercisable.

The 1991 Plan also provides for stock appreciation rights, pursuant to which the optionee may surrender to the Company all or any part of an unexercised option and receive from the Company in exchange therefor Shares having an aggregate market value equal to the dollar amount obtained by multiplying the number of Shares subject to the surrendered options by the amount by which the market value per share at the time of such surrender exceeds the exercise price per share of the related option. The Company's obligation arising from an exercise of stock appreciation rights may also be settled by the payment of cash, or a combination of cash and Shares. The Board of Directors may at any time terminate or from time to time amend or alter the 1991 Plan.

On May 7, 1997, the Board of Directors adopted the 1997 Incentive Stock Option Plan (the "1997 Plan") covering 750,000 Shares. The shareholders of the Company ratified and approved the 1997 Plan in September 1997. Under the 1997 Plan, either incentive stock options or nonstatutory options may be granted as an incentive to key employees (including directors and officers who are key employees), non-employee directors, independent contractors and consultants of the Company and to offer additional inducement in obtaining the services of such individuals.

The exercise price of the Shares under each option shall be determined by a fixed committee appointed by the Board of Directors; provided, however, that the exercise price shall not be less than the fair market value of the Shares subject to such option on the date of the grant. The term of each option pursuant to the 1997 Plan shall be such term as established by the committee appointed by the Board of Directors, in its sole discretion, provided that it shall be for a period not exceeding ten years from the date of the grant.

In July 1999, the Board of Directors granted options to purchase 25,000 Shares under the 1997 Plan at an exercise price of $2.50 to an executive officer of the Company.

No grants of stock options or stock appreciation rights were made during Fiscal 2000 to the Named Executive Officer.

               Aggregated Option/SAR Exercises in Last Fiscal Year
                          and FY-End Option/SAR Values

The following table summarizes the number and dollar value of unexercised stock options at March 31, 2000 for the Named Executive Officer:

                                                            Number of
                                                            Securities          Value of
                                                            Underlying          Unexercised
                                                            Unexercised         In-the-Money
                                                            Options/SARs        Options/SARs
                                                            at FY-End (#)       at FY-End ($)(1)
                                               Value
                     Shares Acquired          Realized      Exercisable/        Exercisable/
Name                 on Exercise (#)             ($)        Unexercisable       Unexercisable
----                 ---------------        -----------     -------------       -------------

Gary Gelman                -                      -          400,000/0           $425,000/$0
 Chairman,
 President
 and CEO

(1) The closing price of the Company's Shares on March 31, 2000 as reported by the NASDAQ SmallCap Market System was $2.625 per Share.

Employment Agreements

Mr. Gelman's employment agreement with the Company provides for him to be employed as Chairman of the Board of Directors and Chief Executive Officer at an annual salary of $238,800. In addition, Mr. Gelman is entitled to participate in all employee benefit programs and other policies and programs of the Company. Mr. Gelman is not required to devote any specific number of hours to the business of the Company. He is subject to a non-competition and non-disclosure covenant for a period of three years following termination of employment with the Company. The employment agreement is in effect through March 9, 2001, and is automatically renewable for successive one year terms unless the Company or Mr. Gelman gives the other notice of intention to terminate the agreement at the end of the then-current term.

Director Compensation

The Company's policy is to pay its non-employee directors a uniform fee of $400 for each Board of Directors' meeting and/or Audit Committee meeting attended in person.

                                  PROPOSAL TWO

                    APPROVAL OF THE 2000 STOCK INCENTIVE PLAN

2000 Stock Incentive Plan

On August 25, 2000, the Board of Directors adopted, subject to approval of the shareholders, the 2000 Stock Incentive Plan (the "2000 Plan"). The following description of the 2000 Plan is qualified in its entirety by reference to the text of the 2000 Plan, a copy of which is annexed hereto as Exhibit A.

Purpose

The purpose of the 2000 Plan is to provide an incentive to key employees (including directors and officers who are key employees), non-employee directors, independent contractors and consultants of the Company and to offer an additional inducement in obtaining the services of such individuals.

Administration of The 2000 Plan

The 2000 Plan is administered by a committee appointed by the Board of Directors (the "Committee"). The current Committee consists of Messrs. Gelman, Gutmann and Elkin. The Committee is authorized, subject to the provisions of the 2000 Plan, to determine the employees, non-employee directors, independent contractors and consultants who will receive options under the 2000 Plan, the number of Shares subject to each option and the terms of those options, and to interpret the 2000 Plan and to make such rules and regulations relating to the 2000 Plan as the Committee may deem proper.

Shares of Stock Subject to The
2000 Plan and Exercise Price

Options granted under the 2000 Plan to key employees will either be Incentive Stock Options ("ISOs") under the provisions and subject to the limitations of
Section 422 of the Code or non- statutory options under the Code, as determined by the Committee; options granted to non-employee directors, independent contractors and consultants are non-statutory options under the Code. The 2000 Plan permits the granting of an aggregate of 750,000 Shares at a price equal to not less than one hundred percent (100%) of the fair market value of the Common Stock on the date that the option is granted. Further no ISO may be granted to an employee owning Shares having more than 10% of the voting power of the Company unless the option price for such employee's ISO is at least 110% of the fair market value of the Shares subject to the ISO at the time the ISO is granted and the ISO is not exercisable after five years from the date of granting. No option may be granted under the 2000 Plan after the tenth anniversary of the adoption of the 2000 Plan. Options may be granted through August 24, 2010. The closing price of the Shares on August 31, 2000 was $2.25.

Upon the granting of any option, the optionee must enter into a written agreement with the Company setting forth the terms upon which the option may be exercised. Such an agreement sets forth the length of the term of the option and the timing of its exercise as determined by the Committee. In no event shall the length of an option extend beyond ten years from the date of its grant. An optionee may exercise an option by delivering payment to the Company in cash, previously acquired Shares or a combination thereof.

Under the 2000 Plan, if the employment of any person to whom an option has been granted is terminated for any reason other than the death or disability of the optionee, the optionee may exercise within ninety days of such termination such options as the optionee could have exercised if his or her employment had continued for such ninety day period. If the optionee dies while employed by the Company or its subsidiaries, or during a period after termination of employment in which the optionee could exercise an option, the optionee's beneficiary may exercise the option within one year of the date of the optionee's death but in no event may the option be exercised later than the date on which the option would have expired if the optionee had lived. If the termination is by reason of disability, the optionee may exercise the option, in whole or in part, at any time within one year following such termination of employment, but in no event may the option be exercised later than the date on which the option would have expired if the optionee had not been terminated for disability. Notwithstanding the above, an optionee terminated either (a) for cause or (b) without the consent of the Company may not exercise his or her outstanding options.

Federal Income Tax Consequences

With respect to the tax effects of ISOs, the optionee does not recognize any taxable income when the option is granted or exercised. If no disposition of shares issued to an optionee pursuant to the exercise of an ISO is made by the optionee within two years from the date of grant or within one year after the transfer of such shares to the optionee then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as long- term capital gain and any loss sustained will be a long-term capital loss and (b) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If Shares acquired upon the exercise of an ISO are disposed of prior to the expiration of the two year and one year holding periods described above (a "Disqualifying Disposition") generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized upon the sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount, subject to applicable withholding requirements. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. A Disqualifying Disposition will eliminate the item of tax preference associated with the exercise of the ISO.

If an optionee is permitted to, and does, make the required payment of the option price by delivering Shares, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his basis in the new Shares received. However, the use by an optionee of Shares previously acquired pursuant to the exercise of an ISO to exercise an ISO will be treated as a taxable disposition if the transferred Shares are not held by the optionee for the requisite holding period described above.

A recipient of a non-statutory option incurs no income tax liability as a result of having been granted those options. The exercise by an individual of a non-statutory option normally results in the immediate realization of income by the individual of the difference between the market value of the stock which is being purchased on the date of exercise and the price being paid for such stock. The amount of such income also is deductible by the Company. If the exercise price is paid in whole or in part in Shares, no income, gain or loss is recognized by an optionee on the receipt of Shares equal in number to the Shares delivered in payment of the exercise price, and the fair market value of the remainder of the Shares received upon exercise of the option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, is treated as compensation income received by the optionee.

Under current law an individual who sells stock which was acquired upon the exercise of non- statutory options will receive long-term capital gains or loss treatment, if the individual has held such stock for longer than one year following the date of such exercise, on gain or loss equal to the difference between the price for which such stock was sold and the market value of the stock on the date of the exercise. If the individual has held the stock for one year or less the gain or loss will be treated as short-term capital gain or loss.

Amendment to The 2000 Plan

The 2000 Plan may be terminated, suspended, or modified at any time by the Committee, but no amendment increasing the maximum number of Shares for which options may be granted (except to reflect a stock split, stock dividend or other distribution), materially increasing the benefits accruing to an optionee or changing the class of persons eligible to be optionees shall be made without first obtaining approval by a majority of the outstanding shares of the Company entitled to vote. No termination, suspension or modification of the 2000 Plan shall adversely affect any right previously acquired by the optionee or other beneficiary under the 2000 Plan without such optionee's or beneficiary's consent.

ISOs granted under the 2000 Plan may not be transferred other than by will or by the laws of descent and distribution or a qualified domestic relations order and, during the optionee's lifetime, may be exercised only by the optionee. Non-statutory stock options may be transferred as determined by the Committee and as set forth in the written agreement between the optionee and the Company.

Plan Benefits

The benefits or amounts that will be received by or allocated to any participants are not now determinable.

Vote Required

The 2000 Plan requires the affirmative vote of a majority of the outstanding shares of the Company entitled to vote. Because of the percentage of beneficial ownership of Shares held by directors and management, approval of the 2000 Plan and ratification of grants previously made under the 2000 Plan is assured.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2000 STOCK INCENTIVE PLAN.

                                   ACCOUNTANTS

The Board of Directors has continued to retain the firm of KPMG LLP to act as the Company's independent certified public accountants. A representative of such firm is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and will be given the opportunity to make a statement if he/she desires to do so.

                                  OTHER MATTERS

The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote the Shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

An Annual Report to Shareholders will accompany this Proxy Statement but is not to be considered a part hereof. The Company will provide, free of charge, to all shareholders a copy of its Annual Report on Form 10-KSB (without exhibits) for the fiscal year ended March 31, 2000, upon written request of such shareholder to Gary J. Knauer, Secretary, American Claims Evaluation, Inc., One Jericho Plaza, Jericho, New York 11753.

                              SHAREHOLDER PROPOSALS

Proposals by shareholders intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company on or before May 14, 2001 in order to be included in the proxy statement for that meeting. It is suggested that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Company. Under the Securities and Exchange Commission's proxy rules, proxies solicited by the Board of Directors for the 2001 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any shareholder proposal not included in the Company's proxy statement if the Company does not receive notice of such proposal on or before July 27, 2001, unless the 2001 Annual Meeting is not held within 30 days before or after the anniversary date of the 2000 Annual Meeting.

                                    By Order of the Board of Directors,



                                    Gary J. Knauer,
                                    Secretary

September 11, 2000
Jericho, New York

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED.

EXHIBIT A

                            2000 STOCK INCENTIVE PLAN

                                       OF

                        AMERICAN CLAIMS EVALUATION, INC.


1.       PURPOSES OF THE PLAN.

         This stock incentive plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees), non-employee directors, independent contractors and consultants of American Claims Evaluation, Inc., a New York corporation (the "Company"), and its present and future subsidiary corporations, as defined in Paragraph 19 ("Subsidiaries"), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of (i) "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") to key employees of the Company (including directors and officers who are key employees) and (ii) "non statutory options" ("Nonqualified Options") to key employees of the Company (including directors and officers who are key employees), non-employee directors, independent contractors and consultants of the Company. The Company makes no warranty as to the qualification of any option as an "incentive stock option" under the Code.

2.       STOCK SUBJECT TO THE PLAN.

         Subject to the provisions of Paragraph 12, the aggregate number of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 750,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan.

3.       ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by a committee appointed by the Board of Directors (the "Committee"). A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

         Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine the key employees, non-employee directors, independent contractors and consultants who shall receive options; the times when they shall receive options; whether an option shall be an ISO or a Nonqualified Option (provided, however, that non-employee directors, independent contractors and consultants may only receive Nonqualified Options); the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares of Common Stock may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; the amount, if any, necessary to satisfy the Company's obligation to withhold taxes; whether a Nonqualified Option is transferable and, if so, the terms of such transfer; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including, without limitation, contingencies relating to entering into a covenant not to compete with the Company and its Parent and Subsidiaries, to financial objectives for the Company, a Subsidiary, a division, a product line or other category, and/or the period of continued employment of the optionee with the Company, its Parent or its Subsidiaries, and to determine whether such contingencies have been met; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, provided such option as modified would be permitted to be granted on such date under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive.

4.       ELIGIBILITY.

         The Committee may, consistent with the purposes of the Plan, grant options from time to time, to key employees, non-employee directors, independent contractors and consultants (including directors and officers who are key employees) of the Company or any of its Subsidiaries. Options granted shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible person may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such amount shall be treated as a Nonqualified Option.

5.       EXERCISE PRICE.

         The exercise price of the shares of Common Stock under each option shall be determined by the Committee; provided, however, that the exercise price shall not be less than 100% of the fair market value of the Common Stock subject to such option on the date of grant; and further pro vided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

         The fair market value of the Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, including the National Market System of NASDAQ, the last trade on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Small Capitalization market of NASDAQ, and (i) if actual sales price information is available with respect to the Common Stock, the average between the high and low sales prices of the Common Stock on such day on NASDAQ, or (ii) if such information is not available, the average between the highest bid and the lowest asked prices for the Common Stock on such day on NASDAQ, or
         (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the average between the highest bid and lowest asked prices for the Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Committee shall be conclusive in determining the fair market value of the Common Stock.

6.       TERM.

         The term of each option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, at or before the time such option is granted; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

7.       EXERCISE.

         An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office (at present One Jericho Plaza, Jericho,

         New York 11753, Attn.: Secretary), stating which ISO or Nonqualified Option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract permits installment payments) (a) in cash or by certified check or (b) if the Contract (at the time of grant) so permits, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock.

         A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a shareholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any option holder using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.

         In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

8.       TERMINATION OF EMPLOYMENT.

         Any holder of an option whose employment with the Company (and its Parent and Subsidiaries) has terminated for any reason other than his death or Disability (as defined in Paragraph 19) may exercise such option, to the extent exercisable on the date of such termination, at any time within 90 days after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his employment shall be terminated either (a) for cause, or (b) without the consent of the Company, said option shall terminate immediately. Options granted under the Plan shall not be affected by any change in the status of the holder so long as he continues to be a full-time employee of the Company, its Parent or any of its Subsidiaries (regardless of having been transferred from one corporation to another).

         For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

         Nothing in the Plan or in any option granted under the Plan shall confer on any individual any right to continue in the employ of the Company, its Parent or any of its Subsidiaries, or interfere in any way with the right of the Company, its Parent or any of its Subsidiaries to terminate the employee's employment at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

9.       DEATH OR DISABILITY OF AN OPTIONEE.

         If an optionee dies (a) while he is employed by the Company, its Parent or any of its Subsidiaries, (b) within 90 days after the termination of his employment (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of his employment by reason of Disability, the option may be exercised, to the extent exercisable on the date of his death, by his executor, administrator or other person at the time entitled by law to his rights under such option, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

         Any optionee whose employment has terminated by reason of Disability may exercise his option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

10.      COMPLIANCE WITH SECURITIES LAWS.

         The Committee may require, in its discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act.

         The Committee may require the optionee to execute and deliver to the Company his representation and warranty, in form and substance satisfactory to the Committee, that the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof. In addition, the Committee may require the optionee to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall, prior to any offer of sale or sale of such shares of Common Stock, provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

         In addition, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

11.      STOCK OPTION CONTRACTS.

         Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee.

12.      ADJUSTMENTS UPON CHANGES IN COMMON STOCK.

         Notwithstanding any other provisions of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

         In the event of (a) the liquidation or dissolution of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation, or (c) any other capital reorganization in which more than 50% of the shares of Common Stock of the Company entitled to vote are exchanged, any outstanding options shall vest in their entirety and become exercisable within the period of thirty (30) days commencing upon the date of the action of the shareholders (or the Committee if shareholders' action is not required) is taken to approve the transaction and upon the expiration of that period all options and all rights thereto shall automatically terminate, unless other provision is made therefor in the transaction.

13.      AMENDMENTS AND TERMINATION OF THE PLAN.

         The Plan was adopted by the Committee on August 25, 2000. No option may be granted under the Plan after August 24, 2010. The Committee, without further approval of the Company's shareholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with applicable requirements of the Securities Act and the Exchange Act, and to conform to any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent shareholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan, (b) materially increase the benefits to participants under the Plan or (c) change the eligibility requirements for individuals entitled to receive options hereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

14.      NON-TRANSFERABILITY OF OPTIONS.

         No ISO granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution or a qualified domestic relations order ("QDRO") as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and options may be exercised, during the lifetime of the holder thereof, only by him or his legal representatives or pursuant to a QDRO. A Nonqualified Option shall be transferable to the extent determined by the Committee and set forth in the Contract. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

15.      WITHHOLDING TAXES.

         The Company may withhold cash and/or shares of Common Stock to be issued with respect thereto having an aggregate fair market value equal to the amount which it determines is necessary to satisfy its obligation to withhold Federal, state and local income taxes or other taxes incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made. Fair market value of the shares of Common Stock shall be determined in accordance with Paragraph 5.

16.      LEGENDS; PAYMENT OF EXPENSES.

         The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

         The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

17.      USE OF PROCEEDS.

         The cash proceeds from the sale of shares of Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Committee may determine.

18.      SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT
         CORPORATIONS.

         Anything in this Plan to the contrary notwithstanding, the Committee may, without further approval by the shareholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

19.      DEFINITIONS.

         a. Subsidiary. The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

         b. Parent. The term "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

         c. Constituent Corporation. The term "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

         d. Disability. The term "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

20.      GOVERNING LAW.

         The Plan, such options as may be granted hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of New York.

21.      PARTIAL INVALIDITY.

         The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

22.      SHAREHOLDER APPROVAL.

         The Plan shall be subject to approval by the holders of a majority of the Company's stock outstanding and entitled to vote thereon at the next meeting of its shareholders. No options granted hereunder may be exercised prior to such approval, provided that the date of grant of any options granted hereunder shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the shareholders of the Company on or before August 24, 2001, the Plan and any options granted hereunder shall terminate.

PROXY

                        AMERICAN CLAIMS EVALUATION, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary Gelman, Peter Gutmann and Edward M. Elkin as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Shares of American Claims Evaluation, Inc. held of record by the undersigned on August 31, 2000 at the Annual Meeting of Shareholders to be held on October 24, 2000 or any adjournment thereof.

                       PLEASE MARK, SIGN, DATE AND RETURN
                THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED

--------------------------------------------------------------------------------

1.   Election of Directors:  Gary Gelman, Peter Gutmann and
Edward M. Elkin

FOR all                  WITHHOLD              (Instruction: To withhold
Nominees listed          AUTHORITY             authority to vote for any
(except as               to vote for all       individual nominee or
marked to the            Nominees listed       nominees, write such
contrary)                                      nominee's name in the
                                               line(s) provided below)

                                               --------------------
    / /                       / /
                                               --------------------


2.  Approval of the 2000 Stock Incentive Plan.
         / /                           / /                  / /

       FOR                           AGAINST              ABSTAIN

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In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR Proposals 1 and 2.

Please sign exactly as name appears hereon.

----------------------------------
           (Signature)

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   (Signature if held jointly)

Dated:
      -----------------------------

When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please note any change in your address alongside the address as it appears in the proxy.

                     PLEASE MARK IN BLUE OR BLACK INK, SIGN,
                  DATE AND RETURN THE PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.